UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 9, 2012

Martin Marietta Materials, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2710 Wycliff Road

Raleigh, NC 27607

(Address of principal executive offices, including zip code)

(919) 781-4550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 9, 2012, Martin Marietta Materials, Inc. (“Martin Marietta”) sent a letter (the “Letter”) to Vulcan Materials Company (“Vulcan”) in response to the letter Martin Marietta received from Vulcan on April 4, 2012, regarding Martin Marietta’s proposed director nominees to Vulcan’s Board of Directors.

A copy of the Letter is attached as Exhibit 99.1.

In addition, as noted in the Letter, copies of the confidentiality agreements (which are identical in form and substance) that were entered into with each of the proposed nominees and alternate nominees were sent to Vulcan. The form of such confidentiality agreement is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

Exhibit 99.1	Letter to Vulcan Materials Company, dated April 9, 2012

Exhibit 99.2	Form of Confidentiality Agreement

*****

Important Additional Information

This document relates to the Exchange Offer by Martin Marietta to exchange each issued and outstanding share of common stock of Vulcan for 0.50 shares of Martin Marietta common stock. This document is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, shares of Vulcan common stock, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary prospectus/offer to exchange included in the Registration Statement on Form S-4 (the “Registration Statement”) (including the letter of transmittal and related documents and as amended and supplemented from time to time, the “Exchange Offer Documents”) initially filed by Martin Marietta on December 12, 2011 with the SEC. The Registration Statement has not yet become effective. The Exchange Offer will be made only through the Exchange Offer Documents. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS AND ALL OTHER RELEVANT DOCUMENTS THAT MARTIN MARIETTA HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

In connection with the solicitation of proxies for Vulcan’s 2012 annual meeting of shareholders (the “Vulcan Meeting”), Martin Marietta filed a preliminary proxy statement on January 24, 2012 (as amended, the “Vulcan Meeting Preliminary Proxy Statement”) with the SEC and intends to file a definitive proxy statement in connection therewith (the “Vulcan Meeting Definitive Proxy Statement”). When completed, the Vulcan Meeting Definitive Proxy Statement and accompanying proxy card will be mailed to the shareholders of Vulcan. Martin Marietta also intends to file a proxy statement on Schedule 14A and other relevant documents with the SEC in connection with its solicitation of proxies for a meeting of Martin Marietta shareholders (the “Martin Marietta Meeting”) to approve, among other things, the issuance of shares of Martin Marietta common stock pursuant to the Exchange Offer (the “Martin Marietta Meeting Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE VULCAN MEETING PRELIMINARY PROXY STATEMENT, THE VULCAN MEETING DEFINITIVE PROXY STATEMENT, THE MARTIN MARIETTA MEETING PROXY STATEMENT AND OTHER RELEVANT MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

All documents referred to above, if filed, will be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Morrow & Co., LLC at (877) 757-5404 (banks and brokers may call (800) 662-5200).

Martin Marietta, its directors and executive officers and the individuals nominated by Martin Marietta for election to Vulcan’s Board of Directors are participants in any solicitation of proxies from Vulcan shareholders for the Vulcan Meeting or any adjournment or postponement thereof. Martin Marietta, its directors and executive officers are participants in any solicitation of proxies from Martin Marietta shareholders for the Martin Marietta Meeting or any adjournment or postponement thereof. Information about the participants, including a description of their direct and indirect interests, by security holdings or otherwise, is available in the Registration Statement, the proxy statement for Martin Marietta’s 2011 annual meeting of shareholders, filed with the SEC on April 8, 2011, and the Vulcan Meeting Preliminary Proxy Statement, or will be available in the Vulcan Meeting Definitive Proxy Statement or the Martin Marietta Meeting Proxy Statement, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2012

By:	/s/ Roselyn R. Bar
Name:	Roselyn R. Bar
Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Letter to Vulcan Materials Company, dated April 9, 2012

Exhibit 99.2	Form of Confidentiality Agreement